                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2006

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                          0-25563              65-0648808
(State or other jurisdiction of        (Commission File        (IRS Employer
incorporation or organization)              Number)          Identification No.)

336 WEST 37TH STREET, SUITE 410
NEW YORK, NEW YORK                                                 10018
(Address of principal executive offices)                        (Zip Code)

                                 (212) 564-1111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

    [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

    [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 12, 2006, we entered into a consulting agreement with Joe
Abrams. The Agreement has a term of 17 months. We retained Mr. Abrams to assist in defining and communicating our message, identifying strategic areas of growth and potential acquisition candidates, introducing us to potential business development partners and capital sources, assisting with negotiations and due diligence concerning any of the foregoing and principally related to our internet initiatives, and such other matters as we agree upon with Mr. Abrams.

         We agreed to issue to Mr. Abrams fully vested warrants to purchase
117,647 shares of our common stock per month over the seventeen month term of the Agreement, for an aggregate of 2,000,000 shares. The exercise price of the warrants is $.10 per share, and the warrants will be exercisable through October
11, 2011.

         We also agreed to pay to Mr. Abrams a fee equal to 5% of the net revenue generated from introductions by Mr. Abrams. The grant of the warrants will be accelerated in certain circumstances specified in the Consulting
Agreement.

         A copy of the Agreement is attached as an exhibit to this report.

         On October 16, 2006, we issued a press release announcing the consulting agreement with Mr. Abrams. A copy of the press release is attached as an exhibit to this report.

                                       -2-

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number             Description
--------------             -----------

    10.1               Consulting Agreement dated October 13, 2006
                       between Ckrush, Inc. and Joe Abrams

    99.1               Press Release dated October 16, 2006 regarding Joe Abrams

                                       -3-

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 17, 2006                     CKRUSH, INC.
                                             (Registrant)

                                             By: /s/ Jeremy Dallow
                                                 -------------------------
                                                 Jeremy Dallow, President

                                       -4-

                                  EXHIBIT INDEX

Exhibit Number             Description                                      Page
--------------             -----------                                      ----

    10.1               Consulting Agreement dated                            5
                       between Ckrush, Inc. and Joe Abrams

    99.1               Press Release dated October 13, 2006                 13
                       regarding Joe Abrams

                                      -5-